AUXILIUM

Innovations for Life™

Low T
is treatable
50 VALLEY STREAM PARKWAY
AUXILIUM

1 June 2010 (NASDAQ: AUXL) Exhibit 99.1

Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation
Reform Act of 1995, including statements regarding the opportunities to build shareholder value; the potential for XIAFLEX to be a blockbuster opportunity; the amount of revenues that XIAFLEX may generate; the potential for XIAFLEX to be used in multiple indications; the generation of cash through licensing of XIAFLEX in other territories and for new indications; the Company’s ability to achieve its objectives for the U.S. launch of XIAFLEX for Dupuytren’s in 2010; the size of the U.S. market for Dupuytren’s; the interpretation of market research data; interpretation of clinical results, including the efficacy and tolerability of the Company’s products and product candidates, and recurrence rates; the ability to obtain reimbursement in the U.S. for XIAFLEX for the treatment of Dupuytren’s and the timing thereof; the timing of new reimbursement codes for XIAFLEX; the Company’s intention to and the timing of announcing any XIAFLEX U.S. revenues; the Company’s intention to provide XIAFLEX revenue guidance for the third quarter 2010 when it releases earnings for the second quarter 2010; the timing of the end-of-phase II meeting and of the initiation of phase III for XIAFLEX for the treatment of Peyronie’s disease; the approval of the Marketing Authorization Application for XIAFLEX for the treatment of Dupuytren’s contracture in the European Union; and the Company’s development and operational goals and strategic priorities for fiscal 2010.  All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,”
“will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political condition affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium's Annual Report on Form 10-K for the year ended December 31, 2009 and Auxilium’s
Quarterly Report on Form 10-Q for the period ended March 31, 2010 under the heading "Risk Factors“, which are on file with the Securities and Exchange Commission (the “SEC”)
and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at
http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the
Company’s assessments as of any date subsequent to the date of this presentation.

XIAFLEX® New Territories
AUXILIUM
XIAFLEX® New Indications
AUXILIUM
XIAFLEX® Peyronie's
AUXILIUM
Pfizer
XIAFLEX® Dupuytren's
AUXILIUM
Pfizer
Testim Hypogonadism
AUXILIUM
FERRING
paladin

AUXILIUM
Innovations for Life™

3 Opportunities to Build Shareholder Value Note: Seeking partners for Transmucosal film product candidates ®

XIAFLEX®

collagenase clostridium histolyticum

TRANSFORMING TREATMENT

NDC 66887-003-01
Rx only
Single Use Vials
Discard Unused Portion
collagenase clostridium histolyticum
XIAFLEX™
0.9 mg per vial
for injection
for intralesional use
Attention: Dispense the e
Medication Guide to each
Sterile Diluent
Rx Only
XIAFLEX
0.9 mg per vial
Rx Only

AUXILIUM

Innovations for Life™

4

XIAFLEX – Unique, Late-Stage, Blockbuster
Opportunity
• Potential to be the only effective non-surgical treatment for two high unmet needs:
Approved on February 2, 2010 for Dupuytren’s Contracture in U.S.
Promising phase IIb results in Peyronie’s disease
• Well-characterized mode of action
• Worldwide rights support growth
Build company in North America
Partnered with Pfizer in EU for Dupuytren’s and Peyronie’s
Opportunity to add additional indications
Rights for other territories or indications could generate additional cash
• We believe worldwide peak revenues for XIAFLEX could be in excess of $1 Billion annually

• Excessive collagen deposition in
fascia of hand
• Nodules represent early, active form
• Cords develop over time, are palpable,
and result in contractures
• Quality of life and daily activities can
be significantly affected
• Surgery has been the current standard of
care and may be reserved for advanced
disease due to unpredictable results,
complications, long recovery and
recurrence/additional surgeries
Dupuytren’s Contracture is Debilitating for Patients

• Surgery • Needle fasciotomy/
aponeurotomy
• Amputation
Treatment Options Historically Limited to Invasive
Surgery with Significant Recuperation or Are
Unapproved and Ineffective
• Non-surgical options
> Splinting
> Physical therapy
> Corticosteroids

Skin
Subcutaneous Fat
Dupuytren's Cord
Deep Fat
Collagenace + Diluent
Metacarpal
Flexor Tendon

AUXILIUM
Innovations for Life™

8 XIAFLEX Offers the First Nonsurgical Treatment for Dupuytren’s Contracture

Joints Achieving of 0° - 5° of Normal Extension
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
P<0.001
P<0.001
P<0.001
64%
6.8%
76.7%
7.2%
40.0%
5.9%
ALL JOINTS (N=203)
PLACEBO (N=103)
MP JOINTS (N=133)
PLACEBO (N=69)
PIP JOINTS (N=70)
PLACEBO (N=34)
XIAFLEX
PLACEBO

MP = metacarpophalangeal
PIP = proximal interphalangeal

Source: Hurst et al. NEJM 2009

AUXILIUM
Innovations for Life™

A Significant Number of Dupuytren’s Contracture Patients Benefited from Treatment with XIAFLEX 9

Percentage of Subjects That Achieve 0-5 Degrees
100%
80%
60%
40%
20%
0%
88.9%
57.7%
80.9%
22.4%
MP-≤ 50°
MP-≥50°
PIP-≤ 40°
PIP-≥40°
100%
80%
60%
40%
20%
0%
75%
64%
22.4%
7%
MP-≤ 50°
MP-≥50°
PIP-≤ 40°
PIP-≥40°

AUXILIUM

Innovations for Life™

Early Intervention with XIAFLEX May Be the
Most Effective Treatment Approach
Hurst et al. NEJM 2009
N=248
N=125
Keith Denkler, M.D. Plast. Reconstr. Surg., 115802, 2005
Dupuytren’s Fasciectomies in 60 Consecutive Digits using lidocaine with epinepherine and no tournequet

• Most treatment related adverse events were mild or moderate in intensity and resolved without intervention within a median of 10 days across studies
• Serious Adverse Events possibly related to treatment were limited in number (10 in total; 0.39% of >2600 injections)
– 4 SAEs were tendon and ligament damage
• No deaths, clinically meaningful changes in grip strength, arterial injuries or nerve injuries related to XIAFLEX reported
• No clinically meaningful changes in laboratory values
• No clinically meaningful systemic allergic reactions
XIAFLEX Was Well-Tolerated in Phase III Studies

Contracture Recurrence Affects Patients
• The earliest reports of recurrence for surgery were seen in 22% of female and 19% of male Dupuytren’s contracture patients at a mean of
12 months following fasciectomy
1
. Additionally, a rate of up to 34% has
been reported within the first 2 years following surgery
2
.
• Abstract for a prospective trial comparing needle fasciotomy to open fasciectomy reported a recurrence rate for needle fasciotomy of 85% at a mean of 2.3 years
3
.
• XIAFLEX Long term extension study of phase III trials will follow recurrence rates up to 5 years.  2 year data now available.
(1) Anwar et al., The Journal of Hand Surgery, Vol. 32A No. 9 November 2007 ; 1423-1428
(2) Leclercq C.  Epidemiology. In: Tubiana R, Leclercq C, Hurst LC, Badalamente MA, Mackin EJ, eds, Dupuytren’s disease.
Martin Dunitz Ltd, London, 2000;239-249.
(3) A.L. Van Rijssen, 2010 International Symposium on Dupuytren’s Disease

Two Year Recurrence Rate of 19.3% for
XIAFLEX ® in Dupuytren’s Contracture
All Joints MP Joints PIP Joints
Patients from All Phase III Studies (n=950) 1,568 920 648
Patients Enrolled in Extension Study (n=634) 1,065 641 424
Patients Successfully  Treated and Enrolled in Extension
Study (n=474)
619* 449* 170
Joints with Recurrence (n/%)
(119/618)
19.3%
(61/448)
13.6%
(58/170)
34.1%
Note: No patients at Year 2 had been retreated with commercial XIAFLEX
* One patient had unrelated hand surgery and post-operative bandaging prevented an accurate assessment of recurrence at 2 years

14 Launch Update Through May 2010

• Position XIAFLEX as a paradigm changing non-surgical
treatment alternative for physicians, payers and patients
• Achieve high awareness among targeted physicians and
diagnosed patients
• Get targeted physicians through the sales cycle – from interest to injection to reimbursement
• Educate and assist physician offices with unfamiliar
reimbursement processes at each step of the way
Key Objectives for U.S. XIAFLEX Launch in 2010

First Commercial Patient Injected
Patient with 50 degree
MP cord  pre injection
Post manipulation –
Able to lay hand flat
on table
Post injection and
pre manipulation
Individual results may vary.
See Hurst et al. NEJM 2009

3-6% Caucasian Adults with Dupuytren's disease: 6-11MM[1]
Diagnosed patients: 1-3MM[2,4]
Newly Diagnosed: ~300K annually[2,3,4]
Surgically Treated:
~70k annually[2,3,4]

AUXILIUM
Innovations for Life™

1. Dupuytren’s Disease – Tubiana, LeClerq,
Hurst, Badalamente, Mackin
2. SDI Claims Data Based Projections
3. Medicare Data Based Projections (BESS
database used, Medicare 5% database also
used to validate numbers)
4. Auxilium Research (Patient Segmentation,
Forecast Research, WK/AMA Databases)
Sources:
We Believe that Targeting the Eligible Patient
Population Should Drive Development of the U.S.
Market to Its Full Potential

XIAFLEX Launch Strategy is Tailored to
Customer Needs
• ~ 7,000 target physicians
– Hand surgeons, plastic surgeons, orthopedic surgeons, general surgeons, rheumatologists
• ~ 100 field based personnel
– Sales reps, sales managers, and reimbursement specialists
• Medical science liaisons
– Key opinion leader and regional opinion leader support

Access to Physicians
• Since launch in late March, majority of physicians called
upon receptive to meeting with our sales reps
• Significant time being spent with office staff – Calls can typically run from 30 minutes to 3 hours
• Changing a treatment paradigm takes time

Patient Identification
Reimburse-ment and Coding
Product Acquisition
Patient Treatment
Claim Resolution

AUXILIUM
Innovations for Life™

Unique Sales Cycle for Targeted Physicians Physician Interest, Training & Enrollment Successful XIAFLEX XPERIENCE 20

1. Insurance Verification 1 Week Or Less
2. Pre Authorization Pre Determination 2 – 4 Weeks
3. Ordering / Scheduling 2 – 4 Weeks
4. TX 2 Days
5. Claims Filing 1 -4 Weeks
6. Payment 5 – 8 Weeks

AUXILIUM

Innovations for Life™

Changing Treatment Paradigm and Reimbursement
Cycle May Drive Physician Adoption Rate
Prior to treatment decision Physician must go through:
•Awareness
•Interest
•Training / Enrollment into XIAFLEX XPERIENCE program
•Reimbursement education / comfort
•Patient Identification / counseling
11 – 21 weeks from treatment decision through receipt of payment possible

• Accounts need customized support every step of the way
• Miscellaneous J and CPT codes being used; component
and bundled approaches are being accepted
• C-code for institutional use will be effective July 1, 2010
• CMS has recommended a J-Code for XIAFLEX which will
be effective January 1, 2011
• CPT code specific to XIAFLEX may come in 2012
Reimbursement  Processes  Are New to Target
Physicians

1600
1400
1200
1000
800
600
400
200
0
February
March
April
May
192
597
1,132
1,420
98
398
760
962
Physicians
Sites

23 Leading Indicators Trending Positively - Over 1,400 physicians and 900 sites have enrolled in XIAFLEX XPERIENCE program

SP Referrals
IV Requests
Total Calls
2500
2000
1500
1000
500
0
138
3
0
627
101
26
1362
445
146
2276
974
310
February
March
April
May

AUXILIUM
Innovations for Life™

24 Leading Indicators Trending Positively - Cumulative Call Center Volume Note: SP = Specialty Pharmacy; IV = Insurance Verification

# of Sites
140
120
100
80
60
40
20
0
~ 80% of sites have treated 2 or fewer patients; range 1 - 43
15
54
128
March
April
May

AUXILIUM
Innovations for Life™

25 Leading Indicators Trending Positively - Sites that have ordered XIAFLEX

Lives (M)
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
5.3
1.9
152.9
82.4
1.7
27.0
7.5
31.9
Top 25 Commercial
Medicare/Medicaid/Other Public
Other Commercial
Uninsured
NC
In Process
Covered

26 Approximately 87% of insured lives have access to XIAFLEX

46%
15%
6%
8%
23%
2%
0%
Up to 2%
2.1% - 9.9%
10% - 19.9%
20%
> 20%

AUXILIUM
Innovations for Life™

Out of Pocket Costs In Line With Our
Expectations
Source:  Data processed by AUXL call center through May 31, 2010
A significant portion of patients paying
20% and above have a secondary
insurance, which may cover a portion of
this cost
% Of Treatment Cost Paid by Patient

Unit Sales By Channel
6%
50%
44%
Specialty Pharmacies
Specialty Distributors
Wholesalers

AUXILIUM
Innovations for Life™

28 Distribution Network is Operating Smoothly

We Believe Launch Strategy Is Sound:
• Product efficacy and safety are consistent with clinical data
• Access to targeted physicians is good.
• Usage is characterized by “test driving”,  which is typical for paradigm changing treatment
• Payers willing to provide access to drug and procedures
• All distribution channels active and operating as expected
• Leading indicators trending positively

Auxilium’s Plan to Provide Visibility on
XIAFLEX Launch
• We will pre-release Q2 revenues in early July
• On Q2 earnings call we will provide revenue
guidance for Q3
• We will continue to provide quarterly revenue
guidance through 2010

Strategic Corporate Priorities in 2010
• Execute the launch in the U.S. for XIAFLEX in Dupuytren’s
contracture;
• Support Pfizer in the ongoing regulatory review of the EMA
Dupuytren’s submission and prepare for their potential EU
approval;
• Commence phase III for XIAFLEX in Peyronie’s disease,
assuming a successful End-of phase 2 meeting scheduled with
FDA in June;
• Prioritize our development of additional pipeline indications for
XIAFLEX; and,
• Continue to maximize Testim revenues while vigorously
defending our intellectual property.

32 Opportunities to Build Shareholder Value Note: Seeking partners for Transmucosal film product candidates ® ®